UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-6200
Schwab Investments – Schwab Global Real Estate Fund
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Investments
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: February 28
Date of reporting period: May 31, 2014

Item 1. Schedule of Investments.

Schwab Investments
Schwab Global Real Estate Fund™

Portfolio Holdings as of May 31, 2014 (Unaudited)

The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports.

		Cost	Value
Holdings by Category		($)	($)

97.0%	Common Stock	216,000,895	244,616,116
0.8%	Short-Term Investments	2,000,110	2,000,110

97.8%	Total Investments	218,001,005	246,616,226
2.2%	Other Assets and Liabilities, Net		5,569,303

100.0%	Net Assets		252,185,529

	Number	Value
Security	of Shares	($)

Common Stock 97.0% of net assets

Australia 5.4%

Real Estate 5.4%
Abacus Property Group	614,989	1,385,735
Australand Property Group	436,365	1,744,558
CFS Retail Property Trust Group	762,300	1,456,133
Federation Centres Ltd.	1,125,800	2,643,529
GPT Group	524,496	1,905,003
Westfield Group	171,224	1,707,494
Westfield Retail Trust	909,041	2,701,578

		13,544,030

Austria 1.6%

Real Estate 1.6%
Conwert Immobilien Invest SE *	29,900	367,198
IMMOFINANZ AG *	1,024,200	3,641,128

		4,008,326

Brazil 1.9%

Consumer Durables & Apparel 0.4%
Gafisa S.A.	256,700	378,123
MRV Engenharia e Participacoes S.A.	204,900	628,337

		1,006,460

Real Estate 1.5%
BR Properties S.A.	489,600	3,911,905

		4,918,365

Canada 2.7%

Real Estate 2.7%
Boardwalk Real Estate Investment Trust	9,979	591,028
Calloway Real Estate Investment Trust	9,200	227,815
Canadian Apartment Properties Real Estate Investment Trust	118,614	2,441,635
Cominar Real Estate Investment Trust	94,900	1,648,037
Morguard Real Estate Investment Trust	21,300	337,091
RioCan Real Estate Investment Trust	58,100	1,464,422

		6,710,028

China 2.5%

Real Estate 2.5%
Agile Property Holdings Ltd.	366,900	284,430
Beijing Capital Land Ltd., Class H	2,513,300	834,435
Guangzhou R&F Properties Co., Ltd., Class H	933,400	1,287,306
SOHO China Ltd.	4,722,600	3,711,878
Sunac China Holdings Ltd.	374,700	193,786

		6,311,835

France 2.2%

Real Estate 2.2%
Fonciere des Regions	19,000	1,901,824
Unibail-Rodamco SE	13,437	3,757,653

		5,659,477

Germany 3.5%

Real Estate 3.5%
Alstria Office REIT AG *	155,639	2,085,102
Deutsche Euroshop AG	47,800	2,379,931
DIC Asset AG	155,600	1,669,565
Patrizia Immobilien AG *	47,800	605,973
TAG Immobilien AG	164,900	2,070,924

		8,811,495

Hong Kong 5.9%

Real Estate 5.9%
China Overseas Land & Investment Ltd.	406,200	1,061,175
China Resources Land Ltd.	332,700	674,947
Franshion Properties China Ltd.	1,598,000	478,915
Hysan Development Co., Ltd.	549,100	2,692,408
Shimao Property Holdings Ltd.	398,300	804,860
Sun Hung Kai Properties Ltd.	363,900	4,985,404
Swire Properties Ltd.	860,700	2,691,238
The Link REIT	277,900	1,483,951

		14,872,898

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Indonesia 0.7%

Real Estate 0.7%
PT Pakuwon Jati Tbk	41,604,000	1,457,757
PT Summarecon Agung Tbk	2,385,000	256,917

		1,714,674

Israel 0.8%

Real Estate 0.8%
Azrieli Group	59,006	1,918,238

Japan 11.2%

Real Estate 11.2%
Aeon Mall Co., Ltd.	18,830	475,576
Daiwa House Industry Co., Ltd.	84,300	1,584,579
Global One Real Estate Investment Corp.	400	1,213,838
Goldcrest Co., Ltd.	74,600	1,531,950
Hankyu REIT, Inc.	283	1,531,631
Japan Hotel REIT Investment Corp.	4,343	2,028,723
Japan Logistics Fund, Inc.	1,045	2,337,945
MID REIT, Inc.	300	686,952
Mitsubishi Estate Co., Ltd.	262,321	6,406,989
Mitsui Fudosan Co., Ltd.	202,500	6,450,303
Orix J-REIT, Inc.	1,300	1,739,846
Sumitomo Realty & Development Co., Ltd.	33,500	1,446,904
Top REIT, Inc.	200	923,000

		28,358,236

Netherlands 1.0%

Real Estate 1.0%
Corio N.V.	13,500	675,645
Eurocommercial Properties N.V.	37,100	1,788,126

		2,463,771

Philippines 1.3%

Real Estate 1.3%
Ayala Land, Inc.	184,800	127,223
Megaworld Corp.	30,008,300	3,233,118

		3,360,341

Singapore 3.7%

Real Estate 3.7%
CapitaCommercial Trust	1,889,000	2,546,490
CapitaLand Ltd.	505,000	1,285,896
CDL Hospitality Trusts	1,055,200	1,461,501
UOL Group Ltd.	451,400	2,376,786
Wing Tai Holdings Ltd.	641,400	997,740
Yanlord Land Group Ltd.	722,000	674,313

		9,342,726

South Africa 0.2%

Real Estate 0.2%
SA Corporate Real Estate Fund Nominees Pty Ltd.	1,157,811	447,435

Sweden 0.8%

Real Estate 0.8%
Hufvudstaden AB, A Shares	131,754	1,901,839

Thailand 0.3%

Real Estate 0.3%
Central Pattana PCL	603,400	867,340

Turkey 0.7%

Real Estate 0.7%
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	1,256,999	1,602,522
Is Gayrimenkul Yatirim Ortakligi A/S	448,970	273,949

		1,876,471

United Arab Emirates 1.3%

Real Estate 1.3%
Emaar Properties PJSC	1,118,220	3,190,148

United Kingdom 6.0%

Consumer Durables & Apparel 0.8%
Barratt Developments plc	341,300	2,045,688

Consumer Services 0.2%
Millennium & Copthorne Hotels plc	44,259	425,142

Real Estate 5.0%
British Land Co., plc	138,840	1,665,931
Grainger plc	350,300	1,275,706
Intu Properties plc	99,400	525,178
Land Securities Group plc	409,102	7,333,286
Safestore Holdings plc	348,700	1,208,434
Segro plc	103,256	640,205

		12,648,740

		15,119,570

United States 43.3%

Real Estate 43.3%
American Assets Trust, Inc.	90,900	3,117,870
Aviv REIT, Inc.	7,800	216,450
BioMed Realty Trust, Inc.	191,100	4,146,870
Boston Properties, Inc.	12,951	1,562,927
Chambers Street Properties	399,800	3,198,400
Chesapeake Lodging Trust	96,400	2,811,988
DDR Corp.	59,000	1,021,290
Duke Realty Corp.	117,680	2,082,936
DuPont Fabros Technology, Inc.	26,000	664,820
Empire State Realty Trust, Inc., Class A	83,800	1,373,482

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)
EPR Properties	39,900	2,151,408
Equity Lifestyle Properties, Inc.	41,600	1,819,584
Equity Residential	107,300	6,631,140
Essex Property Trust, Inc.	14,866	2,690,151
Excel Trust, Inc.	183,800	2,426,160
Extra Space Storage, Inc.	57,100	2,989,185
First Industrial Realty Trust, Inc.	213,100	3,950,874
General Growth Properties, Inc.	52,100	1,241,543
HCP, Inc.	120,848	5,045,404
Home Properties, Inc.	27,800	1,728,604
Host Hotels & Resorts, Inc.	286,253	6,317,604
Kimco Realty Corp.	57,200	1,311,024
Mack-Cali Realty Corp.	70,300	1,529,025
Prologis, Inc.	19,671	816,543
Public Storage	12,600	2,171,988
Retail Properties of America, Inc., Class A	42,100	633,184
Select Income REIT	129,900	3,732,027
Senior Housing Properties Trust	19,400	465,212
Simon Property Group, Inc.	69,581	11,582,453
SL Green Realty Corp.	62,800	6,875,972
Sovran Self Storage, Inc.	3,500	268,800
Taubman Centers, Inc.	12,600	943,740
The Macerich Co.	60,400	3,988,816
UDR, Inc.	140,503	3,866,642
Ventas, Inc.	116,767	7,800,036
Vornado Realty Trust	20,122	2,154,664
Washington Prime Group, Inc. *	34,791	691,983
Weingarten Realty Investors	100,600	3,198,074

		109,218,873

Total Common Stock
(Cost $216,000,895)		244,616,116

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)

Short-Term Investments 0.8% of net assets

Time Deposit 0.8%
DNB
0.03%, 06/02/14	1,920,112	1,920,112

U.S. Treasury Obligation 0.0%
U.S. Treasury Bill
0.05%, 06/19/14 (a)(b)	80,000	79,998

Total Short-Term Investments
(Cost $2,000,110)		2,000,110

End of Investments.

At 05/31/14, the tax basis cost of the fund’s investments was $218,980,602 and the unrealized appreciation and depreciation were $32,393,191 and ($4,757,567), respectively, with a net unrealized appreciation of $27,635,624.

As of 05/31/14, the values of certain foreign securities held by the fund aggregating $116,386,751 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees.

*	Non-income producing security.
(a)	The rate shown is the purchase yield.
(b)	All or a portion of this security is held as collateral for open futures contracts.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 05/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

S&P 500 Index, e-mini, Long, expires 06/20/14	62	5,956,650	18,669

Under procedures approved by the fund’s Board of Trustees (the “Board”), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

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Portfolio Holdings (Unaudited) continued

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.

•	Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the Net Asset Value (“NAV”) of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.

•	Futures contracts (“futures”) and forward foreign currency exchange contracts (“forwards”): Futures are valued at their settlement prices as of the close of their exchanges. Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs.

In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of May 31, 2014:

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$121,294,701	$—	$—	$121,294,701
Australia[1]	—	13,544,030	—	13,544,030
Austria
Real Estate	3,641,128	367,198	—	4,008,326
China[1]	—	6,311,835	—	6,311,835
France[1]	—	5,659,477	—	5,659,477
Germany
Real Estate	2,085,102	6,726,393	—	8,811,495
Hong Kong[1]	—	14,872,898	—	14,872,898
Indonesia[1]	—	1,714,674	—	1,714,674
Israel[1]	—	1,918,238	—	1,918,238
Japan[1]	—	28,358,236	—	28,358,236
Netherlands[1]	—	2,463,771	—	2,463,771
Philippines[1]	—	3,360,341	—	3,360,341
Singapore[1]	—	9,342,726	—	9,342,726
Sweden[1]	—	1,901,839	—	1,901,839
Thailand[1]	—	867,340	—	867,340
Turkey[1]	—	1,876,471	—	1,876,471
United Arab Emirates[1]	—	3,190,148	—	3,190,148
United Kingdom
Consumer Durables & Apparel	—	2,045,688	—	2,045,688
Consumer Services	—	425,142	—	425,142
Real Estate	1,208,434	11,440,306	—	12,648,740
Short-Term Investments[1]	—	2,000,110	—	2,000,110

Total	$128,229,365	$118,386,861	$—	$246,616,226

Other Financial Instruments
Futures Contracts[2]	$18,669	$—	$—	$18,669

[1]	As categorized in portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $2,188,895 from Level 1 to Level 2 and $7,218,759 from Level 2 to Level 1 for the period ended May 31, 2014. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 securities during the period.

REG406025MAY14

Item 2. Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During Registrant’s last fiscal quarter, there have been no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Investments

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer
Date: July 22, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer
Date: July 22, 2014

By:	/s/ George Pereira
George Pereira
Principal Financial Officer
Date: July 22, 2014